

AMERICAN RAILCAR INDUSTRIES, INC.















Forward Looking Disclaimer

Safe Harbor Statement

This presentation contains statements relating to the Company's expected financial performance, objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, statements regarding industry trends, anticipated customer demand for the Company's products and the Company's ability to adapt to evolving demand, trends relating to the Company's shipments, revenue, earnings, and backlog, the Company's strategic objectives and long-term strategies, trends related to railcar shipments for direct sale versus lease, the Company's capital expenditure plans, anticipated benefits regarding the growth of the Company's leasing business, the mix of railcars in the Company's lease fleet, and the Company's lease fleet financings, potential changes in railcar regulations, anticipated future production rates, increases in efficiencies, and future capacity and potential expansion of the Company's manufacturing and railcar services segments, plans regarding future dividends, the Company's joint ventures, the Company's backlog and any implication that the Company's backlog may be indicative of future revenues. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by the Company's forward-looking statements. The payment of future dividends, if any, and the amount thereof, will be at the discretion of ARI's board of directors and will depend upon the Company's operating results, strategic plans, capital requirements, financial condition, provisions of its borrowing arrangements, applicable law, and other factors the Company's board of directors considers relevant. Other potential risks and uncertainties include, among other things: the impact of an economic downturn, adverse market conditions and restricted credit markets; prospects in light of the cyclical nature of ARI's business; the health of and prospects for the overall railcar industry; the timing and scope of regulatory changes affecting the railcar industry, if any, the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; ARI's reliance upon a small number of customers that represent a large percentage of revenues and backlog; the conversion of ARI's railcar backlog into revenues; the Company's ability to manage overhead and variations in production rates; fluctuating costs of raw materials, including steel and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials that ARI uses in railcar manufacturing; the ongoing benefits and risks related to ARI's relationship with Mr. Carl Icahn, the chairman of ARI's board of directors and, through Icahn Enterprises, L.P., ARI's principal beneficial stockholder and certain of his affiliates; the anticipated production schedules and capacity increases for the Company's products and services and the anticipated capital needs and production schedules of ARI's joint ventures; the risks associated with the Company's current joint ventures; the risks, impact, and anticipated benefits associated with potential joint ventures, acquisitions or new business endeavors; the risk of the lack of acceptance of new railcar offerings by ARI's customers and the risk of initial production costs for the Company's new railcar offerings being significantly higher than expected; the sufficiency of the Company's liquidity and capital resources; the risks associated with the Company's ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; the implementation, integration with other systems or on-going management of the Company's new enterprise resource planning system; risks related to our indebtedness and compliance with covenants contained in the Company's financing arrangement; the impact and costs and expenses of any litigation ARI may be subject to now or in the future; and the additional risk factors described in ARI's filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

More than half of the North American Fleet is Tank and Hopper Railcars

North American Fleet by Railcar Type


Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Other
Box Cars
12%
1%
8%
22%
Tank Cars
16%
10%
Open-Top Hoppers
31%
Covered Hoppers

North American Railcar Market Ownership	
Lessor Owned*	57%
Railroad Owned	24%
Shipper Owned	19%

The total North American Railcar Fleet was approximately 1.5 million railcars as of 12/31/2013.

Source: Q1 2014 FTR Rail Equipment Outlook (issued March 2014), AAR Rail Time Indicators (issued January 2014) and Umler estimates per GATX (as of January 2013)
* Cars owned by TTX, representing about 10% of the total North American fleet, are included with Lessors





Age of Fleet and Anticipated New Safety Regulations to Drive Replacement Demand

Average Age of North American Fleet By Railcar Type


30
25
20
15
10
5
0
16
20
20
14
21
26
26
Tank Cars
Covered Hoppers
Open-top Hoppers
Intermodal
Gondolas
Flat Cars
Box Cars

Source: Q1 2014 IHS Economics and Country Risk (f/k/a Global Insight) Freight Car Outlook (issued April 2014)

Largest Segments of Railcar Industry – Tank and Hopper Demand

Forecasted New Railcar Deliveries By Year (2014 through 2018) and Railcar Type
(amounts in 000's)



40
35
30
25
20
15
10
5
-
2014E - 2018E Tank Cars
2014E - 2018E Covered Hoppers
2014E - 2018E Open-top Hoppers
2014E - 2018E Intermodal
2014E - 2018E Gondolas
2014E - 2018E Flat Cars
2014E - 2018E Box Cars

Source: Q1 2014 FTR Rail Equipment Outlook (issued March 2014)





Cyclical Industry Trends

Shipments of New Freight Railcars
(amounts in 000's)


80
70
60
50
40
30
20
10
-
60.9
58.0
50.4
75.7
74.6
55.8
34.2
17.7
32.2
46.3
68.6
74.7
63.2
60.0
21.7
16.5
47.4
58.9
53.1
64.2
70.2
66.1
60.3
58.9
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E
Historical average

Source: Q1 2014 FTR Rail Equipment Outlook (issued March 2014)





Industry Trends

Covered Hopper Delivery Trends
(amounts in 000's)


25
20
15
10
5
-
9.2
2.3
3.8
5.6
14.9
19.4
20.4
16.8
4.9
6.3
19.7
20.7
11.5
16.3
20.0
22.6
21.3
20.5
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E
Historical average

Tank Railcar Delivery Trends
(amounts in 000's)


40
35
30
25
20
15
10
5
-
7.6
5.5
8.2
8.9
11.6
14.0
21.4
21.7
8.9
4.8
8.7
17.7
29.0
35.2
31.2
22.3
16.8
16.4
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014E
2015E
2016E
2017E
2018E
Historical Average

Note: We have product offerings for open top hoppers and other specialty railcars in addition to our core business of covered hoppers and tanks.

Source: Q1 2014 FTR Rail Equipment Outlook (issued March 2014)





Freight Railcar Market Overview

Industry Railcar Backlog as of 3/31/2014


4%
1%
3%
1%
1%
28% Covered Hoppers
62% Tank Cars
Tank Cars
Covered Hoppers
Open-top Hoppers
Gondolas
Flat Cars
Intermodal
Box Cars

91% of the railcar backlog as of March 31, 2014 was for tank and hopper railcars

Industry Railcar Deliveries TTM 3/31/2014


9%
3%
4%
4%
57% Tank Cars
1%
22% Covered Hoppers

80% of railcars delivered in the 12 months ended March 31, 2014 were tank and covered hopper railcars.

Our Company's main focus is in the two largest segments of the railcar industry: tank and hopper railcars.

Source: Q1 2014 RSI Reporting Statistics (Issued April 2014)

ARI Key Railcar Markets


AMFX 29000

TANK RAILCARS – LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY.

- Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting:
  - Crude Oil
  - Propane
  - Chemicals
  - Food Products
  - Ethanol


AMFX
6224
AMFX
6224
ARI

HOPPER RAILCARS – SECOND LARGEST PRODUCT SEGMENT OF NEW SHIPMENTS IN THE RAILCAR INDUSTRY.

- Product offerings include carbon steel or stainless steel railcars that can carry:
  - Plastic Pellet
  - Frac Sand
  - Grain
  - Food Service
  - Cement
  - Specialty/ Chemical Products





Additional Railcar Diversification Opportunities


AMFX
181

Food (Pressureaide®)


AMFX
1150

Iron Ore


AMFX
3350

Mill Gondola


AM FX
17 60

Iron Ore





ARI Locations

- **Manufacturing**
  - Jackson, Missouri
  - Kennett, Missouri
  - Longview, Texas
  - Marmaduke, Arkansas
  - Paragould, Arkansas
  - St. Charles, Missouri

- **Railcar Services**
  - Bude, Mississippi
  - Goodrich, Texas
  - Longview, Texas
  - North Kansas City, Missouri
  - Sarnia, Ontario
  - Tennille, Georgia

- **Mobile Repair**
  - Gonzales, Louisiana
  - Green River, Wyoming
  - La Porte, Texas







Flexible Manufacturing Plants

- Strategic locations
  - Near customers and major rail lines

- Flexible and vertically integrated facilities
  - Produce multiple railcar types with minimal change-over time
  - Painting/lining capabilities
  - Rolling mill and fabrication plants
  - Non-union workforce at railcar manufacturing plants
  - Ability to change manpower quickly to control cost

- Railcar components
  - Wheel and axle assembly plant
  - Tank head press
  - Component manufacturing facilities with extensive product lines

- Axle Manufacturing Joint Venture (Axis, LLC)
- Castings Joint Venture (Ohio Castings, LLC)





Steady Growth of Railcar Backlog


10,000
8,000
6,000
4,000
2,000
-
1,050
6,530
7,060
8,560
8,600

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	3/31/2014
Railcar backlog for lease	-	2,200	1,810	2,330	2,840
Railcar backlog for direct sale	1,050	4,330	5,250	6,230	5,760

ARI Component Manufacturing

- Supply chain integrated manufacturing strengthens supply line stability, controls product quality and reduces production costs
- ARI manufactures valves, discharge outlets, manway covers, and valve body castings for railroad and industrial customers
- ARI has strategic sourcing arrangements through its joint ventures















Joint Venture

Axis, LLC

- Axle Manufacturing Joint Venture
- Produces axles for use worldwide
- ARI owns 42%
- Located next to ARI's Paragould railcar manufacturing facility









Joint Venture







Ohio Castings, LLC

- Castings Manufacturing Joint Venture
- Produces sideframes and bolsters and can produce other railcar components
- ARI owns 33%
- Located in Alliance, Ohio





Railcar Leasing

Railcar Lease Fleet



6,000
5,000
4,000
3,000
2,000
1,000
-
2011
2012
2013
Q1 2014

- Railcar Leasing generated revenues of $37.1 million for the trailing twelve-month (TTM) period ended March 31, 2014
- Railcar Leasing generated revenues of $31.9 million, $13.4 million and $1.1 million in 2013, 2012 and 2011, respectively
- Refinanced debt secured by ARI's railcar lease fleet in January 2014
  - New total debt of approximately $316 million
  - Potential for additional capacity of $100 million in 2014





Railcar Services Diversify Revenue

ARI Railcar Services Offering

Integrated offering provides ARI with insights into customers' needs and a revenue stream not dependent on railcar production cycle

Railcar repair & refurbishment

- Tank railcar retrofitting
- Light/heavy railcar repairs
- Exterior painting, interior lining and cleaning
- Railcar inspections and safety valve testing
- Wheel and axle replacement
- Railcar certification
- On-site customer repairs

Railcar fleet management services

- Regulatory compliance
- Engineering services
- Maintenance planning
- Rolling stock taxes
- Mileage accounting
- Online service access





Railcar Services Diversify Revenue

ARI Railcar Services

- Railcar services has experienced significant growth in its repair business
- Operating margin increased from 18.8% in 2008 to 19.7% in 2013

Railcar Services Annual Revenue



75,000
50,000
25,000
2008
2009
2010
2011
2012
2013
Q1 2014 TTM





Tank Railcar Retrofit Potential Changes

- Possible Upgrades for Older DOT-111 Tank Railcars
  - New regulations, pending approval, could include the following:
    - Jacket Application with Thermal Protection - provides added protection in case of a derailment and potential fire
    - Stronger Tank Fittings Protection – Designed to prevent/minimize operating valves damage in the event of a rollover
    - Pressure relief valves – sized for tank and commodity
    - Head Shields – Protects the head or end of the tank railcar from impacts
    - New operating valve handles (located under the railcar) – Designed to break free instead of opening the valve in the event of a crash

ARI's strategically located manufacturing and railcar services facilities are equipped to adapt to proposed new regulations.

Growth History

2006
- January IPO
- Purchase of Custom Steel
- Fabrication facility at Paragould
- Capacity expansion at Marmaduke

2007
- New railcar production line at Marmaduke
- Formed Axis, LLC Joint Venture for axle manufacturing

2008
- Wheel & Axle Assembly Shop
- Tank Head Press

2009
- Sarnia Repair paint and lining shop expansion
- Longview Repair railcar lining shop expansion
- Start up of Axis, LLC Joint Venture

2010
- Production of Iron Ore Railcars

2011
- Russian Engineering Design Project
- Initiation of Leasing of ARI Railcars

2012
- Indian Railways RDSO Railcar Design and Manufacturing
- Leasing of ARI Railcars

2013
- Increased jacketed tank railcar production
- Further supply chain integration of key railcar components
- 72% increase in lease fleet from 2012
- Continued growth in railcar services segment

Growth and Cost Reduction Initiatives

Major Historical Projects

- Tank Railcar Expansion
- Wheel & Axle Assembly
- Tank Head Press
- Axle JV
- Repair Plant Expansions

Future Growth

- Railcar Lease Fleet
- Mobile Repair Locations
- Additional Repair Facilities (i.e. Brookhaven, MS – 2014)
- Increase market share of hopper railcar demand


2013 Record
Adj. EBITDA*
$181.1 million
2008 Record
Adj. EBITDA*
$78.8 million

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.





Objectives and Long-Term Strategies

Integrated Manufacturing

- Support the crude oil industry's need for new tank railcars
- Flexibility to adapt to the evolving demands of the industry
- Respond to any changes in tank railcar regulations with new railcars and/or retrofits
- Continue to efficiently manufacture quality products to our customers' unique specifications, while improving operating margins
- Maintain high production levels
- Preserve reputation as a specialized hopper railcar provider
- Further expand upon opportunities to improve efficiencies and lower costs on internally sourced components





Objectives and Long-Term Strategies (continued)

Leasing

- Add railcars to our domestic fleet targeting a balanced mix of railcar types
  - Backlog (as of March 31, 2014) includes 2,840 railcars to add to our lease fleet in 2014 and 2015, growing our lease fleet to over 7,700
  - Leasing business growth to be financed by leveraging lease railcars

Railcar Services

- Continue to diversify revenues through railcar repair services offered to fleet managed customers (mobile mini-shops, multiple expansions)
- Further expand railcar repair capabilities when construction of the new repair facility in Brookhaven, Mississippi is operational
- Pursue new geographic opportunities (central U.S. and Canada)





Strong Financial Profile

- Positive financial returns resulting from ARI's participation in the strongest railcar markets: tank and hopper railcars
- Healthy railcar backlog, including railcars for lease
- Strong balance sheet with increased financing capacity to support operations and future lease fleet growth
- Significant dividend payout yielding 2-3% return to shareholders

Our Financial History

Revenue ($mil) ^



$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$646.1
$698.1
$808.8
$423.4
$273.6
$519.4
$711.7
$750.6
$737.6
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2014 TTM

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$200.0
$160.0
$120.0
$80.0
$40.0
$0.0
$70.3
$78.6
$78.8
$40.0
$4.5
$50.5
$149.5
$181.1
$185.9
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2014 TTM

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$80.0
$60.0
$40.0
$20.0
$0.0
$44.9
$59.4
$42.0
$15.0
$6.1
$6.2
$20.0
$22.0
$19.5
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2014 TTM

Lease Railcar CAPEX ($mil)



$200.0
$150.0
$100.0
$50.0
$0.0
$0.0
$0.0
$10.4
$0.0
$0.0
$29.4
$185.9
$162.1
$162.4
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2014 TTM

Quarterly Financial Comparison

Revenue ($mil) ^



$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$181.6
$154.2
$168.2
$207.7
$195.1
$159.4
$198.9
$197.2
$182.1
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

^ Revenues related to railcars built for the Company's lease fleet are not recognized in consolidated revenues as railcar sales, but rather as lease revenues in accordance with the terms of the contract over the life of the lease.

Adj. EBITDA ($mil) *



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$30.3
$34.5
$36.7
$48.0
$42.8
$43.0
$43.3
$52.0
$47.6
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

*Please see reconciliation of net earnings (loss) to Adj. EBITDA on Exhibit A.

Operational CAPEX ($mil)



$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.3
$4.0
$5.1
$9.6
$6.1
$4.8
$4.4
$6.7
$3.6
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Lease Railcar CAPEX ($mil)



$80.0
$60.0
$40.0
$20.0
$0.0
$40.1
$73.4
$29.7
$42.7
$43.6
$37.3
$27.4
$53.8
$43.9
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Exhibit A – EBITDA Reconciliation

In Thousands, unaudited

Annual Reconciliation	2006	2007	2008	2009	2010	2011	2012	2013	Q1 2014 TTM
Net earnings (loss)	$ 35,204	$ 37,264	$ 31,382	$ 15,458	$ (27,006)	$ 4,336	$ 63,823	$ 86,896	$89,729
Income tax expense (benefit)	20,752	22,104	18,403	6,568	(14,795)	3,866	42,022	52,440	53,040
Interest expense	1,372	17,027	20,299	20,909	21,275	20,291	17,765	7,337	6,009
Loss on debt extinguishment	-	-	-	-	-	-	2,267	392	1,896
Interest income	(1,504)	(13,829)	(7,835)	(6,613)	(3,519)	(3,654)	(3,003)	(2,716)	(2,666)
Depreciation	10,674	14,085	20,148	23,405	23,597	22,167	23,850	27,712	28,860
EBITDA	$ 66,498	$ 76,651	$ 82,397	$ 59,727	$ (448)	$ 47,006	$ 146,724	$ 172,061	$ 176,868
Loss on sale of investment in India joint venture	-	-	-	-	-	-	-	5,917	5,917
Expense related to stock based compensation	8,116	1,927	62	1,174	5,358	3,537	4,668	5,129	3,127
Gain on asset conversion, net	(4,323)	-	-	-	-	-	-	-	-
Other income on short-term investment activity	-	-	(3,657)	(20,858)	(379)	-	(1,863)	(2,008)	-
Adjusted EBITDA	$ 70,291	$ 78,578	$ 78,802	$ 40,043	$ 4,531	$ 50,453	$ 149,529	$ 181,099	$ 185,912

Quarterly Reconciliation	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net earnings	$ 12,004	$ 13,361	$ 14,010	$ 24,448	$ 17,937	$ 23,619	$ 20,970	$ 24,370	$ 20,770
Income tax expense	7,870	8,760	9,566	15,826	11,614	14,796	13,327	12,703	12,214
Interest expense	5,126	5,090	4,414	3,135	3,000	1,341	1,512	1,484	1,672
Loss on extinguishment of debt	-	-	2,267	-	392	-	-	-	1,896
Interest income	(778)	(769)	(750)	(706)	(691)	(679)	(672)	(674)	(641)
Depreciation	5,402	5,884	6,220	6,344	6,535	6,860	7,038	7,279	7,683
EBITDA	29,624	32,326	35,727	49,047	38,787	45,937	42,175	45,162	43,594
Loss on sale of investment in India joint venture	-	-	-	-	-	-	-	5,917	-
Expense (Income) related to stock appreciation rights	696	2,117	997	858	6,008	(2,933)	1,165	889	4,006
Other income on short-term investment activity	-	-	-	(1,863)	(2,008)	-	-	-	-
Adjusted EBITDA	$ 30,320	$ 34,443	$ 36,724	$ 48,042	$ 42,787	$ 43,004	$ 43,340	$ 51,968	$ 47,600





Exhibit A – EBITDA Reconciliation

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), loss on debt extinguishment and depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

Adjusted EBITDA represents EBITDA before stock based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets, and before other one-time, nonrecurring, unusual or infrequent charges, expenses or gains that may not be indicative of the Company's core business results. Management believes that Adjusted EBITDA is useful to investors in evaluating the Company's operating performance, and therefore uses Adjusted EBITDA for that purpose. The Company's SARs, which settle in cash, are revalued each period based primarily upon changes in ARI's stock price. Management believes that eliminating the expense or income associated with the above items allows management and ARI's investors to understand better the operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net earnings (loss), cash flows provided by operating activities or other statements of operations or cash flow data prepared in accordance with U.S. GAAP. The Company's calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies.

AGILE
RESPONSIVE
INNOVATIVE


ARI
A R I